UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 18, 2004

ASTORIA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22228	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 2 THROUGH 4 AND 6 THROUGH 8 NOT APPLICABLE.

Item 1.01 Entry into a Material Definitive Agreement.

(a)	In connection with the retirement of Lawrence W. Peters, a director of both Astoria Financial Corporation (“the Company”) and Astoria Federal Savings and Loan Association (“Astoria Federal”) from the Boards of Directors of the Company and Astoria Federal, described more fully below, and in order to clarify and avoid any potential dispute over the amount of the benefit to which Mr. Peters is duly entitled pursuant to the Long Island Bancorp, Inc. Non-Employee Directors Retirement Benefit Plan, which was assumed by the Company as part of its acquisition of Long Island Bancorp, Inc. following the close of business on September 30, 1998, the Company, Astoria Federal and Mr. Peters entered into a letter agreement, a copy of which is attached as an Exhibit to this Report.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	Lawrence W. Peters, a director of the Company and Astoria Federal, will reach the mandatory retirement age of seventy-five (75) in December 2004. Accordingly, pursuant to the Bylaws of both the Company and Astoria Federal, Mr. Peters retired from the Board of Directors of the Company and of Astoria Federal effective upon the close of the regular Boards of Directors meetings of the Company and Astoria Federal, respectively, held on November 17, 2004.

At its meeting held on November 17, 2004, the Board of Directors of the Company adopted a resolution, effective upon the close of the meeting, reducing the size of the Board of Directors of the Company from thirteen to twelve directors, thereby eliminating the Board of Directors seat which had previously been held by Mr. Peters.

At its meeting, also held on November 17, 2004, the Board of Directors of Astoria Federal adopted an amendment to the Bylaws of Astoria Federal effective upon the close of the meeting, reducing the size of the Board of Directors of Astoria Federal from thirteen to twelve directors, thereby eliminating the Board of Directors seat which had previously been held by Mr. Peters. This Bylaw amendment, although effective as noted herein, is subject to notice to and non-objection by the Office of Thrift Supervision.

Item 9.01. Financial Statements and Exhibits.

10.1	Letter Agreement dated November 17, 2004 between Astoria Financial Corporation and Lawrence W. Peters.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION
By:	/s/Alan P. Eggleston .
Alan P. Eggleston
Executive Vice President, Secretary and General Counsel

Dated: November 18, 2004

Exhibit Index

Exhibit No.	Title

10.1	Letter Agreement dated November 17, 2004 between Astoria Financial Corporation and Lawrence W. Peters.